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                                                                               .
                                                                               .

                                                             Exhibit (g)(12)(i)

                            FORM OF AMENDED EXHIBIT A

FUND                                                    EFFECTIVE DATE
----                                                    --------------
ING EQUITY TRUST
   ING Convertible Fund                                   June 9, 2003
   ING Disciplined LargeCap Growth Fund                   June 9, 2003
   ING Equity and Bond Fund                               June 9, 2003
   ING Financial Services Fund                            June 9, 2003
   ING Growth Opportunities Fund                          June 9, 2003
   ING LargeCap Growth Fund                               June 9, 2003
   ING Large Company Value Fund                           June 9, 2003
   ING MidCap Opportunities Fund                          June 9, 2003
   ING MidCap Value Fund                                  June 9, 2003
   ING Principal Protection Fund                          June 2, 2003
   ING Principal Protection Fund II                       June 2, 2003
   ING Principal Protection Fund III                      June 2, 2003
   ING Principal Protection Fund IV                       June 2, 2003
   ING Principal Protection Fund V                        June 2, 2003
   ING Principal Protection Fund VI                       June 2, 2003
   ING Principal Protection Fund VII                       May 1, 2003
   ING Real Estate Fund                                   June 9, 2003
   ING SmallCap Opportunities Fund                        June 9, 2003
   ING SmallCap Value Fund                                June 9, 2003
   ING Tax Efficient Equity Fund                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                         April 7, 2003
   ING GNMA Income Fund                                  April 7, 2003
   ING High Yield Bond Fund                              April 7, 2003
   ING High Yield Opportunity Fund                       April 7, 2003
   ING Intermediate Bond Fund                            April 7, 2003
   ING Lexington Money Market Trust                      April 7, 2003
   ING Money Market Fund                                 April 7, 2003
   ING National Tax-Exempt Bond Fund                     April 7, 2003
   ING Strategic Bond Fund                               April 7, 2003

ING GET FUND
ING GET Fund - Series V                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                     June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                January 6, 2003
   ING Eagle Asset Value Equity Portfolio               January 6, 2003
   ING UBS U.S. Balanced Portfolio                      January 6, 2003

   ING FMR(SM) Diversified Mid Cap Portfolio            January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)            January 6, 2003
   Portfolio
   ING Limited Maturity Bond Portfolio                  January 6, 2003
   ING Liquid Assets Portfolio                          January 6, 2003
   ING Jennison Equity Opportunities Portfolio          January 6, 2003
   ING Mercury Focus Value Portfolio                    January 6, 2003
   ING Mercury Fundamental Growth Portfolio             January 6, 2003
   ING Salomon Brothers All Cap Portfolio               January 6, 2003
   ING Salomon Brothers Investors Portfolio             January 6, 2003
   ING AIM Mid Cap Growth Portfolio                     January 6, 2003
   Fund for Life Series                                 January 6, 2003
   ING MFS Mid Cap Growth Portfolio                    January 13, 2003
   ING MFS Research Portfolio                          January 13, 2003
   ING MFS Total Return Portfolio                      January 13, 2003
   ING T. Rowe Price Capital Appreciation Portfolio    January 13, 2003
   ING Developing World Portfolio                      January 13, 2003
   ING Hard Assets Portfolio                           January 13, 2003
   ING Capital Guardian Managed Global Portfolio       January 13, 2003
   ING International Portfolio                         January 13, 2003
   ING JPMorgan Fleming International Enhanced EAFE    January 13, 2003
   Portfolio
   ING Marsico Growth Portfolio                        January 13, 2003
   ING Janus Growth and Income Portfolio               January 13, 2003
   ING Janus Special Equity Portfolio                  January 13, 2003
   ING PIMCO Core Bond Portfolio                       January 13, 2003
   ING Van Kampen Global Franchise Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio           January 13, 2003
   ING Capital Guardian Large Cap Value Portfolio      January 13, 2003
   ING Capital Guardian Small Cap Portfolio            January 13, 2003
   ING JPMorgan Fleming Small Cap Equity Portfolio     January 13, 2003
   ING Van Kampen Real Estate Portfolio                January 13, 2003
   ING Van Kampen Growth and Income Portfolio          January 13, 2003
                                                       January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                               June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                      July 1, 2003
   ING Global Equity Dividend Fund*                    September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                               June 2, 2003
   ING Aeltus Money Market Fund                          June 2, 2003

   ING Balanced Fund                                     June 2, 2003
   ING Bond Fund                                         June 2, 2003
   ING Classic Principal Protection Fund                 June 2, 2003
   ING Classic Principal Protection Fund II              June 2, 2003
   ING Classic Principal Protection Fund III             June 2, 2003
   ING Classic Principal Protection Fund IV              June 2, 2003
   ING Government Fund                                   June 2, 2003
   ING Growth Fund                                       June 9, 2003
   ING Growth & Income Fund                              June 9, 2003
   ING Index Plus LargeCap Fund                          June 9, 2003
   ING Index Plus MidCap Fund                            June 9, 2003
   ING Index Plus Protection Fund                        June 2, 2003
   ING Index Plus SmallCap Fund                          June 9, 2003
   ING Small Company Fund                                June 9, 2003
   ING Strategic Allocation Balanced Fund                June 2, 2003
   ING Strategic Allocation Growth Fund                  June 2, 2003
   ING Strategic Allocation Income Fund                  June 2, 2003
   ING Technology Fund                                   June 2, 2003
   ING Value Opportunity Fund                            June 9, 2003

*This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.